SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   January 20, 2000



                    FRENCH FRAGRANCES, INC.
     (Exact name of registrant as specified in its charter)




          Florida                   1-6370               59-0914138
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


       14100 N.W. 60th Avenue
        Miami Lakes, Florida                                33014
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (305) 818-8000








  (Former name or former address, if changed since last report)




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Item 5.     Other Events.

     On January 20, 2000, the Board of Directors of French Fragrances, Inc. (the "Company") approved an increase in the amount of the Company's common stock to be repurchased under the Company's stock repurchase program (the "Repurchase Program") from $5 million to $10 million. Filed herewith and incorporated herein by reference is a copy of the Company press release, dated January 20, 2000, announcing the increase in the Repurchase Program.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (c) Exhibits.

          (99) Press Release dated January 20, 2000.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRENCH FRAGRANCES, INC.


Date:  January 26, 2000.       /s/ William J. Mueller
                               ---------------------------------------
                               William J. Mueller
                               Vice President, Chief Financial Officer
                               and Treasurer

                    FRENCH FRAGRANCES, INC.

                            FORM 8-K

                         CURRENT REPORT

                         Exhibit Index


Exhibit No.       Description                                   Page

(99)              Press Release dated January 20, 2000.           4